UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 2013
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Travelzoo Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
590 Madison Avenue, 37th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 484-4900
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On November 6, 2013, Travelzoo Inc. (the “Company”) announced that it executed the shareholder approved reverse/forward stock split after receiving an updated fairness opinion from an independent financial advisor and final approval by the Special Committee of its Board of Directors.
As previously disclosed on June 11, 2013, Travelzoo had formed a Special Committee of its Board of Directors, consisting of three independent directors, to evaluate a reverse/forward stock split transaction, which has since been approved by shareholders at the Company’s annual shareholder meeting. The reverse/forward stock split transaction consisted of a 1-for-25 reverse stock split of the Company's outstanding common stock, followed immediately by a 25-for-1 forward stock split (collectively referred to as the “reverse/forward split”). A description of the terms and conditions of the reverse/forward split was set forth in Travelzoo’s definitive Proxy Statement for the 2013 annual shareholders meeting filed with the U.S. Securities and Exchange Commission on July 25, 2013. On September 12, 2013, at the Company’s annual shareholders meeting, Travelzoo shareholders voted in favor of the reverse/forward split, with the transaction receiving the votes of both (A) a majority of the issued and outstanding shares of common stock and (B) a majority of the issued and outstanding shares of common stock that are not held or controlled, directly or indirectly, by directors or officers of the Company, including, without limitation, the shares held by Azzurro Capital Inc., our principal stockholder.
The reverse/forward stock split is intended to substantially reduce Travelzoo’s shareholder account administration costs.
The reverse/forward split is expected to result in approximately 655,000 of the Company’s outstanding shares being fractionalized. Shareholders holding less than 25 shares of common stock immediately prior to the reverse split did not receive fractional shares in the reverse stock split, but instead had their shares converted into the right to receive a cash payment in exchange for and in proportion to the fractional share interests resulting from the reverse stock split.
To fund the cash payment, the fractional share interests will be aggregated by the Company’s transfer agent who will sell aggregated shares in the open market following the execution date. The Company intends to impose certain trading restrictions to the transfer agent in order to reduce the impact of the open market sales onto the Company’s stock price.
The Special Committee engaged Duff & Phelps, LLC as financial advisors to review the fairness of the transaction. The Special Committee approved the execution of the transaction after receiving an opinion from Duff & Phelps, LLC regarding the fairness of the transaction from a financial point of view to the Company's shareholders whose positions, individually considered, consisted of fewer than 25 shares, of the per-share consideration to be received by such shareholders in the reverse/forward split. The Special Committee received legal counsel from Young Conaway Stargatt & Taylor, LLP in connection with their review of the transaction. In addition, the Company received legal counsel from Skadden, Arps, Slate, Meagher & Flom LLP and Bryan Cave LLP in connection with the transaction.
Shareholders who held less than 25 shares immediately prior to the reverse stock split will receive a cash payment based on and equal to their resulting fractional interest times the price of a share equal to the higher of (a) the trailing ten day average trading price of the Company’s common stock immediately preceding the consummation date of the reverse/forward split or (b) the average aggregate sales price received in the sale on the open market of the shares resulting from aggregation of the fractionalized interests. Shareholders that held 25 or more shares of common stock immediately before the reverse/forward split will not receive a cash payment, but continue to hold the same number of shares after completion of the reverse/forward split as they held immediately prior. The Company anticipates no changes in the total number of outstanding shares of common stock as a result of the reverse/forward split.
This document is only a disclosure and a description of the transaction and is not an offer to sell or acquire any shares of common stock. The Company has included further disclosure of this transaction in its definitive proxy statement previously filed with the U.S. Securities and Exchange Commission.
About Travelzoo
Travelzoo Inc. is a global Internet media company. With more than 26 million subscribers in North America, Europe, and Asia Pacific and 25 offices worldwide, Travelzoo® publishes deals from more than 2,000 travel and entertainment companies. Travelzoo's deal experts review offers to find the best deals and confirm their true value. In Asia Pacific, Travelzoo is independently owned and operated by Travelzoo (Asia) Ltd. and Travelzoo Japan K.K. under a license agreement with Travelzoo Inc.

Certain statements contained in this document that are not historical facts may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. These forward-looking statements may include, but are not limited to, statements about our plans, objectives, expectations, prospects and intentions, markets in which we participate and other statements contained in this press release that are not historical facts. When used in this document, the words “expect”, “predict”, “project”, “anticipate”, “believe”, “estimate”, “intend”, “plan”, “seek” and similar expressions are generally intended to identify forward-looking statements. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements, including changes in our plans, objectives, expectations, prospects and intentions and other factors discussed in our filings with the SEC. We cannot guarantee any future levels of activity, performance or achievements. Travelzoo undertakes no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this document. Travelzoo and Top 20 are registered trademarks of Travelzoo. All other names are trademarks and/or registered trademarks of their respective owners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO INC.

Date:	November 6, 2013	By:	/s/ Glen Ceremony
Glen Ceremony Chief Financial Officer